UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 OR 15(d) of
                        The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 19, 2005


                              FUEL CORPORATION OF AMERICA
        (Exact name of small business issuer as specified in its charter)

       Nevada                    000-09283                  88-0299716
       --------                  ---------                  ----------
(State or other juris-      (Commission File No.)         (IRS Employer
diction of incorporation)                                    I.D. No.)


                      1608 W. 2225 S. Woods Cross, UT 84087
                    (Address of principal executive offices)

                                 (801) 295-3400
                          (Issuer's telephone number)


          (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement.
            -------------------------------------------

          On July 15, 2005, Our company, FUEL CORPORATION OF AMERICA (the "Company", "we" or "us"), entered into an Agreement and Plan of Merger
(the "Merger Agreement"), dated as of July 15, 2005, with FCA Acquisition Corp., a Delaware corporation, which is a wholly owned subsidiary of the Company ("Merger Sub"), and flexSCAN, Inc., a Delaware corporation, ("flexSCAN"). Pursuant to the Merger Agreement, Merger Sub will merge with and into flexSCAN, and flexSCAN shall continue as the surviving corporation and shall be a wholly-owned subsidiary of the Company (the "Merger").

          * Each stockholder of flexSCAN will exchange his/her/its shares of flexSCAN common stock for 5.8494525 shares of the Company's common stock.

          * flexSCAN warrants that are still outstanding will be assumed by the Parent.

          * Subject to the closing of the Merger Agreement, each of the Company's current directors and executive officers will resign in seriatim and appoint Thomas Banks, Michael Reynolds, Heidi A. Patterson, David W. Wilson, and Terry M. Giles as directors.
             Mr. Banks will be CEO/President and Mr. Reynolds will serve as Chief Operating Officer.


          Following the completion of the merger, the operations of flexSCAN will become the operations of the Company and the flexSCAN stockholders will hold approximately 92.61% of our outstanding shares of common stock.

          The Board of Directors of the Company voted to adopt the Merger Agreement on July 15, 2005.

          As of the date of the Merger Agreement and currently, there were no material relationships between us or any of our affiliates and flexSCAN other than in respect of the Merger Agreement.

          A copy of the Merger Agreement is attached hereto and incorporated herein by reference. See Item 9.01.


Item 7.01  Regulation FD Disclosure

     See Exhibit 99, Press Release dated July 19, 2005, a copy of which is attached hereto and incorporated herein by reference.
Registrant's Telephone Number

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         2.1                     Agreement and Plan of Merger
         99                      Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.




SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FUEL CORPORATION OF AMERICA


Date: July 19, 2005
                                      /s/ Jeff Jenson
                                      -----------------------
                                      Jeff Jenson
                                      President